The United States of America

The Director of the United States **Patent and** Trademark Office

Has received an application for a patent for a new and usefid invention. The title and description of the invention are enclosed. The requirements of law have been complied with, and it has been determined that a patent on the invention shall be granted under the law.

Therefore, this

United States Patent

Grants to the person(s) having title to this patent the right to exclude others from maldng, using, offering for sale, or selling the invention throughout the United States of America or importing the invention into the United States of America for the term set forth belovl1, subject to the payment of maintenance fees as provided by law.

If this application was filed prior to June 8, 1995, the term of this patent is the longer of seventeen years from the date of grant of this patent or twenty years from the earliest effective US. filing date of the application, subject to any statutory extension.

If this application was filed on or after June 8, 1995, the term of this patent is twenty years fiwn the US. filing date, subject to any statutory extension. If the application contains a specific reference to an earlier filed application or applications under 35 USC 120, 121 or 365(c), the term of the patent is twenty years from the date on which the earliest application was filed, subject to any statutory extensions.


UNITED STATES PATENT AND TRADEMARK OFFICE
DEPARTMENT OF COMMERCE

Jon W. Dudas

Director of the United States Paten/ and Tradem ark O f/k e

US 00731 78198 2

(12) United States Patent
Janes

(10) Patent No.: US 7,317,819 B2
(45) Date of Patent: Jan. 8, 2008

(54) **APPARATUS AND METHOD FOR THREE-DIMENSIONAL IMAGING**

(75) Inventor: **Dean Norman Janes**, Burbank, CA (US)

(73) Assignee: **Imaging3, Inc.**, Burbank, CA (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 731 days.

(21) Appl. No.: **10/872,951**

(22) Filed: **Jun. 21, 2004**

(65) **Prior Publication Data**

US 2005/0020902 A1 Jan. 27, 2005

Related U.S. Application Data

(63) Continuation-in-part of application No. 10/229,889, filed on Aug. 28, 2002, now Pat. No. 6,754,297.

(51) **Int. Cl.**
G06K *9/00* (2006.01)

(52) **U.S. Cl.** **382/128**; 128/922; 378/4; 382/154

(58) **Field of Classification Search** 382/128, 382/130, 131, 132, 154; 128/922; 378/4-27; 250/363.04
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

5,023,894 **A** * 6/1991 Yamashita et al. 378/4
5,841,830 **A** * 11/1998 Barni et al. 378/15
5,920,395 **A** * 7/1999 Schulz 356/622
6,125,163 A * 9/2000 Barth et al. 378/4
2002/0045817 **A1** * 4/2002 Ichihashi 600/425
2004/0054248 A1* 3/2004 Kimchy et al. 600/3

* cited by examiner

Primary Examiner—Bhavesh M Mehta
Assistant Examiner—*Anand* Bhatnagar
(74) *Attorney, Agent, or Firm*—Pillsbury Winthrop Shaw Pittman LLP

(57) **ABSTRACT**

A computing device in a three-dimensional imaging system utilizes a plurality of distance readings and reference readings from the at least one subject sensor to determine a subject location and a subject volume and establish a base-three dimensional map of a subject. A base-three dimensional map may be pre-existing. A plurality of two-dimensional image exposures along with a plurality of associated reference locations are created by utilizing an image source and an image receptor around an inner circumference of an imaging gantry. The plurality of two-dimensional image exposures is digitized to create a plurality of digital two-dimensional image exposures. The computing device receives the plurality of digital two-dimensional image exposures and the plurality of associated reference locations. The overlaying, interpolating, and pasting of the plurality of digital two-dimensional image exposures on the base three-dimensional map creates a base three-dimensional image exposure, which is displayed on a display device.

27 Claims, **18** Drawing Sheets


Display Device 28
Imaging Gantry 10
Subject Sensor12
Computing Device 24
Image Source 14
Digitizer 20
Image Receptor 16
Digitizer 20


Image Receptor 16




Image Recector 2 1S
Image Receptor 1 16
23
X-ray Source 2 14




Image Receptor
X-ray Source



FIG. 6




Subject
Sensor 1
72
1
2
4
6
8
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4
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FIG. 12


A location determination module receives a plurality of distance readings and a plurality of reference readings from at least one subject sensor located in an imaging gantry
60
The location determination module calculates a subject location and a subject volume from the plurality of distance readings and the plurality of reference readings, and outputs a subject location and a subject volume
62
A map module receives the subject location and subject volume.
64
The map module creates a base three-dimensional map from the subject location and the subject volume.
66
The image module creates a plurality of digital two-dimensional image exposures with a plurality of associated reference locations.
68
The image creation module receives the plurality of digital two-dimensional image exposures and the plurality of associated reference locations from the image module.
70
The image creation module may create 72 a base three-dimensional image exposure by overlaying or pasting the plurality of digital two-dimensional image exposures on the base three-dimensional map of the subject
72

Fig. 10


The image selection module selects at least one image section from a three-dimensional image exposure to update.
80
The alignment module receives the at least one image section, from the image selection module, and utilizes the at least one image section to generate instructions identifying at least one update location to be scanned
82
The imaging gantry receives he instructions identifying the at least one update location to be scanned, and moves the at least one image source and the at least one image receptor to scan the at least one update location.
84
The image module creates at least one two-dimensional image exposure and at least one associated reference location for the at least one image section
86
The image module digitizes the at least one two-dimensional image exposure and receives the at least one associated reference location to create and output at least one digital two-dimensional image exposure and the at least one associated reference location
88
The image update module 90 may create an updated three-dimensional image exposure by receiving the at least one digital two-dimensional image exposure and the at least one associated reference location, and overlaying, interpolating, or pasting the at least one digital two-dimensional image exposure on a base three-dimensional image exposure
90

Fig. 11



A location determination module receives a plurality of distance readings and a plurality of reference readings from at least one subject sensor located in an imaging gantry for a subject.
120
The location determination module calculates a subject location and a subject volume from the plurality of distance readings and the plurality of reference readings, and outputs a subject location and a subject volume
122
A map module receives the subject location and subject volume.
1124
The map module creates a base three-dimensional map from the subject location and the subject volume by utilizing a pre-determined imaging algorithm.
126
The subject being imaged is a product and the product is scanned to determine structural integrity.
128
imaged is a person and is being imaged to insert the three-dimensional image of the person into a digital file to be utilized for reproduction.
130
The subject being image is a person and is being imaged to gather biometric information
132
The subject being image is a person and is being image to detect if certain objects are attached to the individual or located within the individual.
134

Fig. 12


A three-dimensional map based on a pre-existing algorithm describing the subject is created.
136
A plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations are created by rotating at least one image source and at least one imaging receptor around the subject.
138
The plurality of two-dimensional image exposures are digitized to create a plurality of digital two-dimensional image exposures.
140
The plurality of digital two-dimensional image exposures and the plurality of associated reference locations are output
142
The plurality of two-dimensional image exposures and the plurality of associated reference locations are received and the plurality of two-dimensional image exposures are placed onto the base three-dimensional map to create a base three-dimensional image exposure , based on the plurality of associated reference locations.
144
The base three-dimensional image exposure is displayed on a display device.
146

Fig.13


A three-dimensional map based on a pre-existing algorithm describing the subject is created.
150
A plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations are created utilizing at least one image source and at least one imaging receptor around the subject.. The plurality of images may be CT images, MR images, or ultrasound images.
152
The plurality of two-dimensional image exposures are digitized to create a plurality of digital two-dimensional image exposures.
154
The plurality of digital two-dimensional image exposures and the plurality of associated reference locations are output.
156
The plurality of two-dimensional image exposures and the plurality of associated reference locat ions are received and the plurality of two-dimensional image exposures are placed onto the base three-dimensional map to create a base three-dimensional image exposure , based on the plurality of associated reference locations.
158
The base three-dimensional image exposure is displayed on a display device.
160

Fig.14



A three-dimensional map based on a pre-existing algorithm describing the subject is created.
170
A plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations are created by rotating at least one image source and at least one imaging receptor around the subject.. The plurality of two-dimensional image exposures are generated utilizing multiple collimation schemes.
172
The plurality of two-dimensional image exposures are digitized to create a plurality of digital two-dimensional image exposures.
174
The plurality of digital two-dimensional image exposures and the plurality of associated reference locations are output
176
The plurality of two-dimensional image exposures and the plurality of associated reference locations are received and the plurality of two-dimensional image exposures are placed onto the base three-dimensional map to create a base three-dimensional image exposure , based on the plurality of associated reference locations.
178
The base three-dimensional image exposure is displayed on a display device.
180

Fig.15

APPARATUS AND METHOD FOR THREE-DIMENSIONAL IMAGING

This application is a continuation-in-part application of application Ser. No. 10/229,889, filed Aug. 28, 2002 now U.S. Pat. No. 6,754,297, which application is hereby incorporated by reference in its entirely.

BACKGROUND

Medical imaging systems allow medical professionals lo view a subject's internal features with minimal risk lo the subject in terms of radiation exposure. Medical imaging systems image subjects by utilizing a variety of technologies such as Fluoroscopy, Computerized Tomography ("CT"), Magnetic Resonance Imaging (MRI), and Ultrasound. In CT scanning, a slice or tomographic slice is created by rotating an x-ray source and an image receptor partially or completely around a subject. Tomography utilizes a fulcrum reference, which is determined by adjusting the patient distance from the center of the perpendicularity of the x-ray source and x-ray receptor. The slice depth is determined by the distance of the subject from the center of the perpendicularity. A three-dimensional image of these slices can be constructed by compiling the images together as layers. Magnetic resonance imaging utilizes similar technology as a CT scanner except that a MRI device utilizes a magnetic field and radio signals to accomplish the tomographic planar image. The three-dimensional MRI images can be constructed from the **MRI** slice images. Ultrasound utilizes sound echoing technology Lo create a two-dimensional ultrasound image relative lo a single plane in reference lo the position of the ultrasound device and the angle the device is placed in reference lo the subject being imaged. **A** three-dimensional ultrasound image can be reconstructed from the combination of the different two-dimensional ultrasound images.

Fluoroscopy systems utilize an image source, e.g., x-ray source, and an image receptor, to provide a real-time display of a two-dimensional fluoroscopic image in reference to a single plane, either AP (anterior/posterior) or any angle where the subject is perpendicular to the plane of the image source and image receptor. The image source and image receptor may be rotated partially around the patient, thus placing the image source and image receptor at different angles perpendicular lo the patient, in order lo create a plurality of two-dimensional fluoroscopic images.

For procedures such as angioplasty, where a device is placed inside an artery or vein and moves throughout the artery or vein, or pain management, where a needle is introduced into a specific area of the spine and it is desirable to view the exact area where the needle is introduced, a three-dimensional real-lime or a three-dimensional continuously updatable imaging system may be desirable. In current systems utilizing **MRI,** CT, Ultrasound, or Fluoroscopy, three-dimensional (3D) images may be reconstructed from a plurality of two-dimensional images, however the reconstruction is normally done in post-processing, and not in real-time. In other words, it may take a few hours to completely scan or 360 scan the patient using other imaging technologies and even more time lo construct or reconstruct a 3D image from the plurality of two-dimensional images. The 3D images are normally reference images that are later used for analysis by medical personnel. If the 3D image needs to be updated, e.g., to track the path of the angioplasty device through the artery or vein, a complete new 3D image would need to be created, meaning the entire area of the subject would need to be rescanned, which as mentioned before, can be a time-consuming process. Thus, it is desirable lo be able lo view only a specific subset of the scanned area or the complete 360 scanned area while the procedure is occurring, and to have this specific subset of the scanned area or the 360 scanned area be updated continuously or in real-time.

BRIEF DESCRIPTION OF THE DRAWINGS

FIG. **1** illustrates a block diagram of a three-dimensional imaging system according lo an embodiment of the present invention;

FIG. **2** illustrates a circular gantry/0-arm with an image receptor and image source according lo an embodiment of the invention;

FIG. **3** illustrates an image receptor and an image source according to an embodiment of the invention;

FIG. 4 illustrates a mobile three-dimensional imaging system according to an embodiment of the present invention;

FIG. 5 illustrates the user of two subject sensors in an imaging gantry according lo an embodiment of the present invention;

FIG. *5a* illustrates how a subject sensor maps patient depth within a gantry according to an embodiment of the invention;

FIG. ***5b*** illustrates a depth of the subject sensor mapping according to an embodiment of the invention;

FIG. **6** illustrates two subject sensors providing a plurality of distance readings and a plurality of reference readings according to an embodiment of the invention;

FIG. 7 illustrates the image receptor collecting a plurality of two-dimensional image exposures produced when the image source passes around the subject;

FIG. ***8a*** illustrates a three-dimensional image exposures of a spine as presented in an anterior-posterior view, i.e., from front-lo-back, according to an embodiment of the invention;

FIG. *8b* illustrates a three-dimensional image exposures of a spine rotated counterclockwise in a caudal manner according to an embodiment of the invention;

FIG. **9** illustrates a three-dimensional image exposure of a spine divided into a plurality of imaging sections according lo an embodiment of the invention;

FIG. **10** illustrates a flowchart of the creation of a base three-dimensional image exposure according to an embodiment of the invention;

FIG. **11** illustrates a flowchart of the creation of an updated three-dimensional image exposure according lo an embodiment of the invention;

FIG. **12** illustrates a plurality of applications utilizing the three-dimensional imaging system according to an embodiment of the present invention;

FIG. **13** illustrates an updating of a three-dimensional image when the base three-dimensional image is created using a pre-existing algorithm according to an embodiment of the invention;

FIG. **14** illustrates an updating of a three-dimensional image where the image is a CT, **MR,** or Ultrasound image according to an embodiment of the present invention; and

FIG. **15** illustrates a creation of a three-dimensional image utilizing multiple collimation schemes according to an embodiment of the present invention.

DETAILED DESCRIPTION

The present invention relates to an apparatus and a method for displaying three-dimensional image exposures of a subject. Image exposures may be fluorographic images, fluoroscopic images, radiographic images, or other similar images. The three-dimensional imaging system may utilize fluoroscopy technology to produce the three-dimensional images. The three-dimensional imaging system may include at least one subject sensor **12**, at least one image source **14**, at least one image receptor **16**, an image digitizer **20**, a computing device **24**, and a display device **28**. The at least one image source **14**, the at least one image receptor **16**, and the at least one subject sensor **12** may be located in an imaging gantry **10**. The three-dimensional imaging system may include more than one subject sensor **12**, image source **14**, or image receptor **16**. The image source **16** may be an x-ray source.

FIG. **1** illustrates a block diagram of a three-dimensional imaging system according to an embodiment of the present invention. In an embodiment of the invention, the computing device **24** of the three-dimensional imaging system may utilize a plurality of distance readings and reference readings from the at least one subject sensor **12** in the imaging gantry **10** to assist in establishing a base-three dimensional map of a subject. A plurality of two-dimensional image exposures along with a plurality of associated reference locations may be created by rotating the at least one image source **14** and the at least one image receptor **16** around an inner circumference of the imaging gantry **10**.

In an embodiment of the invention, the computing device **24** of the three-dimensional imaging system may utilize a plurality of distance readings from the at least one subject sensor **12** in the imaging gantry to assist in establishing the base-three dimensional map of the subject. The computing device **24** may utilize geometry principles, algorithms, processes, memory functions, math functions, or any combination thereof, along with the distance readings, in order to produce a base three-dimensional map of the subject. Illustratively, the computing device may have predetermined positions that the at least one subject sensors may be at when capturing an image. Based on the predetermined or known positions, the computing device may not need to utilize any reference readings in creating the base three-dimensional image map. Instead, the computing device **24** may use the combination of an algorithm and a math function to create the base-three dimensional map, along with the distance readings. For general knowledge, reference readings are utilized to provide a location of the subject volume to be imaged in reference to the subject sensor and/or imaging gantry and their reference geometry.

In an embodiment of the invention, the computing device may not utilize distance readings or reference readings. Instead, a certain point on the object to be medically imaged may be placed in a specific location and based on previously calculated information, the computing device **24** may be able to create a base three-dimensional map. For example, a patient may have already been measured in order to determine width, height, and depth at a plurality of points. The patient may have his torso placed at a specific location in the three-dimensional imaging system and based on the previous measurements, a base three-dimensional map may be created for the subject. The base three-dimensional maps may be created in this fashion using an algorithm, geometry calculations, math functions, or a combination of the above-mentioned processes.

The plurality of two-dimensional image exposures may be digitized by a digitizer **20** to create a plurality of digital two-dimensional image exposures. The digitizer **20** may be a separate physical device. Alternatively, the digitizer **20** may be located in the computing device **24** (shown by dotted line in FIG. **1**). The computing device **24** may receive the plurality of digital two-dimensional image exposures and the plurality of associated reference locations and may utilize the plurality of associated reference locations to identify where on the base three-dimensional map each of the plurality of digital two-dimensional image exposures are placed. The plurality of digital two-dimensional image exposures may be overlaid, pasted, or interpolated on the base three-dimensional map to create a base three-dimensional image exposure. In one embodiment of the invention utilizing interpolation, the plurality of digital two-dimensional image exposures may be interpolated onto the base three-dimensional map by using a math formulation or algorithm. The base three-dimensional image exposure may be transmitted from the computing device **24** to the display device **28**.

In an embodiment of the invention, the plurality of two-dimensional image exposures may be utilized to provide partial images or to emulate other medical imaging equipment. A group of the two dimensional images may be utilized to provide partial images on a three-dimensional map. Under other operating conditions, the group of two-dimensional images may be displayed to the user on the display device, without being placed on a three-dimensional device. In other words, the display device can be configured to display one image or a plurality of two-dimensional images. This feature allows the three dimensional imaging system to emulate medical imaging systems that provide one or multiple two-dimensional images. Under other operating conditions, the three-dimensional imaging system may be configured to only provide a partial three-dimensional image from a subset of the plurality of two-dimensional images. For example, the three-dimensional imaging system may create a three-dimensional image of only the left upper chest, left arm and left torso. In an embodiment of the invention, the plurality of two-dimensional images can be utilized to generate a single or multiple two-dimensional image(s) from any or all locations acquired by the device. The at least one subject sensor **12**, the at least one image source **14**, and the at least one image receptor **16** may be located within an inner circumference of the imaging gantry **10**. The imaging gantry **10** may be referred to as an O-arm. The imaging gantry **10** may be tubular in shape. The imaging gantry **10** may be rectangular, square, or trapezoidal in shape. In embodiments of the invention, the imaging gantry **10** may be five-sided, six-sided, seven-sided, eight-sided, or more. FIG. **2** illustrates a tubular imaging gantry **10** (O-arm) with an image receptor **16** and image source **14** according to an embodiment of the invention. In an embodiment of the invention, the inner circumference may rotate about the subject while the imaging gantry **10** is in a fixed position. In an embodiment of the invention, the entire imaging gantry **10** may rotate about the subject. The subject's location is illustrated as a "+" in FIG. **1** and the subject may be placed in a position in or near the center of the interior portion or the imaging gantry **10**, i.e., in the center of the tube illustrated in FIG. **1**. The at least one image source **14** and the at least one image receptor may rotate about the inner circumference of the imaging gantry **10** in order to provide a plurality of two-dimensional image exposures of the subject. In another embodiment of the present invention, more than one image source **14** and more than one image receptor

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16 may be utilized by the imaging gantry 10. If more than one image source 14 and more than one image receptor 16 are utilized, the number of image sources 14 may be equal to the number or image receptors 16, and the image source 14 and the image receptor 16 may be located directly across from each other within the inner circumference of the imaging gantry 10, as illustrated by FIG. 3. This may enable the image receptors 16 to receive the full intensity or the image sources' 14 beam. In alternative embodiments of the present invention, the number or image sources 14 may be less than the number of image receptors 16 where multiple image receptors 16 may receive a single image source's 14 beam.

The three-dimensional imaging system may be a fixed system or a mobile system. The fixed system may include a table 30, on which the subject lays during examination, wherein the table 30 is linked to an apparatus within the three-dimensional imaging system, such as the computing device 24. The table 30 may be linked to the computing device 24 to allow for movement in either a vertical or horizontal direction. Alternatively, the table 30 may be linked to a controller or a controller may be included within the table 30. The computing device 24 may interface with the controller to identify whether the table 30 should be moved up or down in a vertical or a horizontal direction. Alternatively, the three-dimensional imaging system may be a mobile system, as illustrated in FIG. 4. The imaging gantry 10 may be connected to a mobile system 32 which is moved to the desired angle relative to the subject, when the subject lies on the same position on the table 30.

The three-dimensional imaging system may also emulate a CT scanner hardware and software. The three-dimensional imaging system may utilize a 360 degree gantry with opposing x-ray source(s) and imaging receptor(s). Modifications to this approach may allow imaging similar to CT imaging. The three-dimensional imaging system could add a fulcrom reference. The addition is performed either by installing actual hardware and software to add the fulcrom, or by emulating the fulcrom utilizing software alone. The three-dimensional imaging system could acquire the images utilizing the fulcrom reference (via tomography) and have these images computerized and displayed, as described above in the discussion of the operation of the three-dimensional imaging system. The MR technology is similar to CT and the same approach could be utilized with MR technology.

The three-dimensional imaging system may also be utilized to emulate ultrasound devices. Ultrasound software is similar to a CT or an MR in the sense that an ultrasound system provides images based on interpolation of depth information, where the depth information is gathered via the use of sound waves. The three-dimensional imaging system sensors, which in this case could be ultrasound depth sensors requiring physical contact with the subject to be imaged, may gather depth readings regarding the object to be imaged. The three-dimensional imaging system may utilize the depth readings in combination with pre-established algorithms, geometry calculations, and/or the inverse square law to provide an image that emulates ultrasound. In an embodiment of the invention, the three-dimensional imaging system sensors could be ultrasound sensors which provide depth information without requiring physical contact with the subject to be imaged.

The three-dimensional imaging system may have the ability to utilize single and multiple imaging collimation schemes. For example, the three-dimensional imaging system may utilize focused beam, cone beam, or fan beam schemes, or may use a combination of the three imaging and collimation schemes. Additional collimation schemes may also be utilized. These collimation schemes are commonly used in medical imaging and can easily be added mechanically with 1) hardware or 2) software only.

The three-dimensional imaging system may be utilized in the following medical imaging applications: 1) computerized tomography; 2) mammography; 3) digital radiography; 4) radiography; 5) fluoroscopy; 6) fluorography; 7) fluoroscopy CT; 8) radiography/fluoroscopy; 9) bone densitometry; 10) dental radiography; 11) dental panoramic imaging-fluoroscopic and radiographic; 12) three-dimensional dental imaging (partial, 360 degrees, panoramic, radiographic-either in real time or reconstructive); 13) cancer therapy; 14) brachytherapy; and 15) simulation or x-rays.

The three-dimensional imaging system may be utilized in other non-medical imaging applications such as non-destructive testing, homeland security; and computer entertainment. The homeland security applications may include baggage screening or person screening. The computer entertainment applications may include computer gaming, broadcast media; films; internet, virtual reality, and other computerized applications.

Illustratively, in the non-destructive testing application, a device (such as circuit board, a system, an airplane fuselage, or a component) may be subjected to quality assurance testing, e.g., may be operated under real-life or high stress conditions for a certain period of time. After the testing is complete the circuit board, system, airplane fuselage, or component may be analyzed by the three-dimensional imaging system to determine if the device still has the necessary structural integrity, e.g., no cracks in the structure or no warping. The device may be placed on a conveyor belt and moved to a position within an imaging gantry. As discussed above, a computing device within the three-dimensional imaging system may determine a device volume and device location in order to create a base three-dimensional map. Alternatively, some of the device volume and device location information may be pre-programmed into the computing device, and this information may be utilized to create the base three-dimensional map for the device. The computing device may then receive a plurality of digital two-dimensional image exposures and create a three-dimensional image exposure by overlaying, pasting, or interpolating the plurality of two-dimensional image exposes on the base three-dimensional map or the device.

In homeland security applications, the three-dimensional imaging system may operate in the same fashion as described above for the non-destructive testing. In the baggage screening applications, a conveyor belt may be utilized to transport the luggage past the imaging gantry. In the person screening application, the person may walk into an area scanned by the imaging gantry. In certain homeland security applications, the imaging gantry may be imaging the person to gather biometric information, for example, fingerprints, retina scans, facial features; racial patterns, mole location.

In the computer entertainment applications, the person may be present in an area scanned by the imaging gantry. As discussed above, a three-dimensional image exposure may be created of the person. In an embodiment or the invention, a plurality of three-dimensional image exposures may be created or the person and the plurality or three-dimensional image exposure may be of the person in different positions or poses. The three-dimensional image exposure(s) may be stored on a computing device and may be utilized as real-life replicas of the persons in video games, virtual reality games,

or on websites visited by the user (or person). In other words, the three-dimensional image exposures may be trans-mitted to systems which include the software for the video games, virtual reality games, etc. In films or other entertainment med iums , a plurality of' images, with the person in multiple poses, may be utilized Lo present the person in motion in the film or in a variety of poses which may be interpolated into motion. In these applicati ons , because the three-dimensional image exposure(s) arc created from the person directly, the three -d i mensiona l image exposure(s) are more detailed and realistic.

The subject sensor **12** may provide distance readings and reference readings which correspond to the distance and angle between the subject sensor **12** and the subject. The at least one image source **14** and the at least one image receptor **16** may be located perpendicular to a subject. The subject sensor **12** may provide Lhe distance reading from the image source **14** and the image receptor **16** pair Lo the subject. In embodiments of the invention, more than one subject sensor **12** may be utilized. FIG. ***Sa*** illustrates how a plurality of subject sensors **12** may map patient depth within Lhe imaging gantry **10** according to an embodiment of the invention. FIG. *Sb* illustrates the depth of the subject sensor mapping according to an embodiment of the invention. The subject sensor **12** may be localed on the inner circumference of the imaging gantry **10.** The al least one subject sensor **12** may rotate around the inner circumference of the imaging gantry **10,** which means the al least one subject sensor **12** may rotate around the subject, and provide a plurality of distance readings and a plurality of reference readings. Alternatively, a plurality of subject sensors **12** may be stationary and provide a plurality of distance readings and a plurality of reference readings.

In an embodiment utilizing a plurality of subject sensors **12**, the plurality of subject sensors **12** may be equally spaced within the inner circumference of the circular gantry **10.** The subject sensor **12** or the plurality of subjeel sensors **12** may provide the distance from the inner circumference of the imaging gantry **10** (and therefore the distance from the at least one image source **14** and Lhe at least one image receptor **16**), i. e., distance readings, to the subject. rr a large number of subject sensors **12** are utilized, the plurality of subject sensors **12** may not be rotated as far about the subject in order Lo determine the location of the subject. Ir only one subject sensor **12** is utilized or a small number of subject sensors **12** are utilized, the subject sensors **12** may need Lo be rotated almost 360 degrees about the subject Lo generate enough distance measurements to produce a three-dimensional map of the subject.

If Lhc subject sensor **12** is rotated, the subject sensor **12** may also provide a plurality of reference readings regarding its location rclali ve Lo an imaging gantry reference location in order to identify the angle al which the subject sensor **12** is gathering its distance reading. For example, two subject sensors **12** arc illustrated in an imaging gantry in FIG. **5.** Initially, the Lwo subject sensors **12** (subject sensor **1** and subject sensor **2)** provide a distance from Lhe subject sensors **12** to the subjects, i.e., in FIG. **6,** the distance al is measured from subject sensor **1** to the subject and the distance a2 is measured from subject sensor 2 to the subject. The angle away from the imaging gantry reference point x 40, i.e., the reference reading is O for distance al and 180 degrees for distance aS because location al is measured from the imaging gantry reference point **x 40.** In order Lo provide enough information to generate a 360 degree lhree-dimensional map of the subject, the subject sensors **12** may need to be rotated to a plurality of positions. In FIG. **6,** subject sensor **1 12** and subject sensor **2 12** may be rotated 45 degrees to positions **2** and **6,** respectively, and may provide distance readings to the subjects of **a2** and **a6,** respectively, along with reference readings of 45 degrees clockwise for a2 and 235 degrees clockwise for a6. The subject sensor **1 12** and subject sensor **2 12** arc rotated twice more, in increments or 45 degrees, to provide distance readings of a3, a4, a7, and **a8,** as illustrated in FIG. **6,** and reference readings or 90, 135, 270 and 350 degrees respecli vely. Thus, in this illustralion, eight distance readings and eight reference readings may be generated in order to provide information to generate a base three-dimensional map. In order to get a better representa-tion of the subject, more distance readings and reference readings may have Lo be gathered. This may be accomplished by either adding more subject sensors **12** or by rotating the subject sensors **12** a smaller number of degrees each time a measurement is Laken.

The subject sensor **12** may be an external environmental sensor, as is well known in the art. The subject sensors **12** may be rangefinders, infrared devices, sound-echoing sensors, or other similar technologies that are able to dclecl the presence of a subject and Lhc distwlce from the sensor to the subject. For qample, the SharpTM GP2D02 Infrared Distance Sensor provides distance readings from the sensor lo the subject by transrnilling or emitting an infrared light off the subject and utilizing an an-ay of photodclcclors to measure the reflected infrared light o!T the subject. The distance readings between the subject and the subject sensor **12** arc determined by the portion of the array or photodetcclors which receives the rcllected infrared light based on the parallax of the outgoing and incoming rays of the infrared light.

In an embodiment of the present invention, the subject sensor **12** or the plurality of subject sensors **12** may gather the distance reading and the reference reading at each rotation and may transmit each distance reading and reference reading Lo the computing device **24.** In an alternative embodiment, the subject sensors **12** or the imaging gantry **10** may include memory (not shown) to store the distance readings and the reference readings and may transmit the distance readings and the reference readings for the subject only when the rotation about the subject has complclcd. Alternatively, the subject sensors **12** may transmit the distance readings and Lhe reference readings Lo the computing device **24** at speci he time intervals.

A location determination module, within the computing device **24,** may receive the plurality of distance readings and Lhc plurality of reference readings and interpolate the plurality of distance readings and the plurality of reference readings Lo determine a subject location and a subject volume. The location determination module may utilize pre-calibrated physics calculations and the inverse square law LO determine the subject location and the subject vol-ume. For example, the subject sensor **12** or the plurality of subjeel sensors **12** may send the distance readings to identify the distance of the subject from the subject sensor **12** and the reference readings to identify from what view or angle the distance is calculated from. The location determination module may utilize the inverse square law to determine the depth or Lhc subject and the magnification of what is being imaged.

The subject location and the subject volume may be transmitted from Lhc location determination module to a map module, also located within the computing device 24. The map module may receive the subject location and subject volume information and create a base three-dimensional map of the subject. The base three-dimensional map may be

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The at least one image source **14** and the at least one image receptor **16** may be located within the inner circumference or an imaging gantry **IO**. The number of image sources **14** and image receptors **16** installed within an inner circumference of the imaging gantry **10** may be equivalent, meaning if there is one image source **14**, there is one image receptor **16** and if there are three image sources **14**, then there are three image receptors **16**. Altemalivcly, the number of image receptors **16** may be larger than the number of image sources **14** with multiple image receptors **16** receiving information from the smaller number of image sources **14**. Also, multiple image sources **14** could be utilized in conjunction with one or a plurality of image rcccplor(s) **16**. In this embodiment, Lhc number 01· image source(s) **14** may be equal tu or greater than the number of image rcccplor(s) **16**. In one embodiment, the at least one image source **14** and the at least one image receptor **16** may be positioned 180 degrees apart from each other as illustrated in FIGS. **2** and **3**.

The at least one image receptor **16** and the at least one image source **14** may move synchronously with each other or parallel lo each other in a clockwise or counter clockwise motion. The at least one image receptor **16** and the at leasl one image source **14** may move asynchronously rrom each other. In this embodiment, illuslralively, the image receptor and image may start out parallel from each other. In an embodiment of the invention, the at least one image source **14** and the at least one image receptor **16** may be offset in configuration or alignment. Thus, an image source **14** and an image receptor **16** may be referred Lo as an imaging set. The imaging set may be rotated in a direction perpendicular Lo the subject.

The imaging set may be rotated about the inner circumference or the imaging gantry **10** by a stepping moLor localed within the imaging gantry **10**. Alternatively, the imaging scl may be rotated by a motor which receives inslructions from an encoder. Illustratively, the stepping motor may receive instructions Lo move Lo a specific location on Ihe inner circumrerence OГ the imaging gantry **10**. For example, as illustrated in FIG. 7, lhe stepping motor may receive inslrucLions to move the image source **14** of the imaging set Lo a specific location **2** of the imaging gantry, which in Lum would move the image receptor **16** of the imaging set to a specific location **6** of the imaging g,mtry **10**. Once the image source **14** and the image receptor **16** reach specific locations **2** and **5** respcclivcly, the image source **14**, the image receptor **16**, or the stepping motor, encoder, or imaging set moving device may provide associated reference information about the locations, i.e. associated reference locations, e.g., the image source **14** is shifled 45 degrees clockwise from an initial reference point and the image source **14** may transmit a beam from this location Lo the image receptor **16**. The image source **14** may be shifted or rotated in whole or in part, either clock wise or counter clock wise. In addition, 45 degrees is merely illuslralivc and the image source may be rotated utilizing a degree measurement rrom 0 Lo 360 degrees.

In an embodiment of the invention utilizing one image source **14** and one image receptor **16**, the imaging set may be rotated Lo obtain complete coverage or the subject, which may include some ovcrlariping of lhe coverage area. For example, if the inner circumference of the tubula, imaging gantry **10** is 120 inches, i.e., Len feel, and a single image receptor **16** has a reception width of twelve inches, the imaging set may need to be moved or stepped approximately eleven Limes around the inner circumference of lhe imaging gantry **10** Lo comrilcle a 360 degree scan. In alternative embodiments, a plurality of imaging sets may allow a fewer number of rotations or steps, e.g., lwo imaging sets may only need six movements Lo complete a 360 degree scan.

Each time the imaging set is moved, either the image source **14**, the image receptor **16**, or Lhc stepping motor may provide a reference location of the imaging sel in regards to an initial reference location y **50**, illustrated in FIG. 7. The reference location of the imaging set in regards to the initial reference location y **50** may be established in order Lo correlate the information received by Lhc imaging receptor **16** and place the two-dimension image exposures onto the correct portion or the base three-dimensional map. Illuslra-Lively, if the imaging information is collected from by the image receptor **16** when the image source **14** is transmitting a beam through the right side of the subject, the information may be Lagged with a reference location Lo indicate that this image receptor **16** reading, after conversion to a digital two-dimensional image exposure, may be placed onto the portion of the base three-dimensional map corresponding to the right hand side of the subject. The reference location should be correlated with the reference read in g f'rom of the at least one subject sensor **12** in order lo match up the digital two-dimensional image exposure with the colTecl area of the base lhrcc-dimensional map created by the map module. For example, as illustrated in FIGS. **6** and 7, if the subject sensor **12** provides a distance from the subject Lo the subject sensor as **a2** when the subject sensor **12** is in position **2**, and the location determination module calculates a subject position and depth from the position **2** based on Lhc distance reading **a2**, then Lhe digital two-dimensional image exposures created when the image source **16** of the imaging set is at position **2** should be correlated Lo the section or the base three-dimensional map created by the distance reading from Lhc subject sensor **12** when the subject sensor **12** is at position **2**.

In an embodiment utilizing one image source **14** and one image receptor **16**, the image receptor **16** may collccl a two-dimensional image exposure produced when the beam from the image source **14** passes through the subject, as illustrated in FIG. **7**, for each localion within the inner circumference of the imaging gantry **10** the imaging scl is rotated to. Included with the two-dimensional image exposure may be the associated reference location, i.e., where the imaging scl was located on the inner circumference of the imaging gantry **10** when the image receptor **16** collected the two-dimensional image exposure. A plurality of two-dimensional image exposures, along with the associated reference information, may be produced for a number or different locations when lhe imaging set is rotated aboul the inner circumference or the imaging gantry **10**.

An image receptor **16** may include an image receptor device, an image intensifier, and a camera mounted on the image intensifier's output phosphor to collect video image data. Allernativcly, lhc image receptor **16** may include an image receptor device and a charge coupled device (CCD) image intensifier device, wherein the CCD image intensifier device itself colleels video image data. In another allernalivc embodiment, the image receptor **16** may include an image receptor device itself that converts the received image exriosurc information into either digital or analog informa-

lion, rather than into video information. The image receptor **16** may produce the plurality or two-dimensional image exposures in a digital, analog, video, or other similar formal. Also, the image receptor **16** may receive the plurality of rcf'erence locations from the image source **14** or the imaging gantry **10,** and include the plurality of associated reference locations for each or the plurality of two-dimensional image exposures.

In an embodiment of the invention utilizing one image source **14** and one image receptor **16,** the plurality of two-dimensional image exposures anti the plurality of associated reference locations collected by the image receptor **16** may be immediately Lransmillcd to a computing device **24.** AllemaLively, the image receptor **16** or the imaging gantry **10** may include a buffer memory (nol shown) in order lo collect all of Lhe plurality of two -dimensional image exposures for a subject, e.g., if there are twelve steps or semi-rotations then twelve scans may be collected. The image creation module, within the computing device **24,** may receive the plurality of two-d imens ional image exposures and the plurality of associated reference locations

The three-dimensional imaging system may also include a computing device **24.** Jn addition, the three-dimensional imaging system may include a controller for controlling the physical movements of the imaging gantry **10** and/or the physical movements of the table **30** on which the subject may be placed. Methods of controlling the phys ical move- ments of the imaging gantry **10** and/or the table **30** arc well known in Lhc an, e.g., CT technology uti li zes controllers or similar devices to control physical movements of the imag- ing gantry **10** or the table **30** on which the subject is placed. The computing device **24** may include an image digitizer **20** implemented in hardware or software. llluslralively, the image digitizer **20** may be a printed circuit hoard installed in a Peripheral Control Inter face slot in the computing device **24.** Alternatively, the image digitizer **20** may be a separate physical device from Lhe computing device **24.** Image digitizers **20** are well known in the art, e.g., MaLrox CronosTM frame grabber products.

In one embodiment or the present invention, the image creation module, in the computing device **24,** may receive the plurality of two-d i mensiona l image exposures along with the plurality or associated reference locati ons directly from the image receptor **16** utilizing wireless or line communi-cation technologies or protocols. The image creation module may utilize the image digitizer **20** Lo receive and Lo digitize the plurality or two-dimensional image exposures to create a plurality or digital two-d i mensional image exposures. Illuslrali vely, the image d igi ti ze r **20** may digitize the received two-d i mensiona l image exposures al a rate of between 30 to 60 frames a second if the input is a video signal. In other embodiments where only one or lwo frames are input to the d igiti zer **20** from the image receptor **16,** only one or two frames may be digitized.

The map module, within the computing device **24,** may include the base three dimensional map. The map module may transfer the base three-d i mensiona l map Lo an image creation module. The image creation module may receive the plurality or digitized two -d imens ional image exposures along with the plurality or associated rcl'erencc information from the imaging modul e. The image creation module may paste or overlay the plurality or digital two-d imen sional image exposures onlo the base three dimensional map utilizing the plurality of associated reference information lo iclentil'y which section or the base lhree-d imcnsiona l map is lo receive which or the plurality or digital two-d imensiona l image exposures. The pasting or overlaying of the plurality of digital two-di mensiona l image exposures may create a base thre e-di mensi onal flu oroscop ic image. The image creation module may coninue lo paste or overlay the plurality of digital two-d i mensi onal image exposures onto the base three-dimensional map until the base thre e-dimensiona l image exposures represents a 360 degree view or the subject. Allemalively, the plurality of digital two-d imen sional image exposures may be interpolated onto the base three di men-sional map using a math formulation or algorithm, which creates a base th ree-d i mensiona l i mag e exposure. The base three-dimensional image exposure may be transferred from the computing device **24** lo the display device **28** utilizing RS-422 serial, serial, fiber optic, parallel, or any data and image transfer communication protocol. The medical per-sonnel may view the base three-dimensional image exposure on the display device **28** immediately or within a few second s after the first scan was initialed

A viewing angle on the display device **28** may be selected for the base three-dimensional image exposure or a defau lt value for the viewing angle of the base thr ee-di mensional image exposure may be input into the image creation module. Illustratively, a viewing angle may be anterior-to-posterior, right side-to-left side, 15 degrees clockwise from anterior-to-poslel ior view, etc. FIG. 8a illustrates a base three-dimensional image exposure generated according lo an embodiment of the present invention. In FIG. *8a,* the base thr ee-di men siona l image exposure of the spine is presented in an anterior-posterior view, i.e., from front-to-back, according lo an embodiment or the invention. In one embodiment of the present invention, the base three-dim en-sional image exposure may nol be displayed until the base three-dimensional image exposure has been constructed. Alternatively, sections of the base thr ee-d i mensiona l image exposure may be displayed as the pasting, inlerpolating, or overlaying process is occurring.

A system operator may select lo change the viewing angle on the display device **28** for the base three -di mens ional image exposure. The system operator may change the view-ing angle by notifying the image creation module by any method well known in the arl. FIG. *Sb* illustrates FIG. *Sa* rotated slight caudal (towards the hind side of the subject) from center, in this case lo allow a beller view of the spinal canal and the side or a vertebrae. The viewing angle of the base three-d imensional image exposure may be rotated up to 360 degrees from the original selected viewing angle, all depending upon the viewing angle the operator desires in order to view the procedure from the most optimal angle. The rotation or the base three-dimensional image exposure may occur by any method well-known in the art for rotating three-dimensional images on the display device **28,** utilizing the computing device **24** and its memory if necessary. A charlgc in the viewing angle may not require any additional scans or utilization of the imaging set, i.e., image source **14** or image receptor **16,** or the imaging gantry **10** in any manner.

The operator may also sclecl an image section on the display de vice **28** for viewing a specific portion of th e base three-dimensional image exposure, e.g., for viewing the angioplasty device moving through the vein or artery. The image selection module may allow the opera tor lo select more than one image sections. The image section may correspond LO Lhe area where the proced ur e is Laling place. The image selection module may di vide up Lhc base thre c-climcnsional i mag e exposures inlo different image sections which may be indicated on a display of the computing device. In one embodiment of the present i nv en ti on, the user may select one or a plurality **OΓ** the image sections for

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updating. In one embodiment, the user may select all of the image sections for updating. Unlike prior art systems, the updating of the selected imaging sections, even if all of the imaging sections are selected, may occur in real-time or continuously.

Illustratively, the entire viewing area on the display device **28** may be 360 degrees, i.e., a complete circle, and the plurality of imaging sections may be divided up so that the addition of all of the imaging sections may equal the entire 360 degree viewing area. For example, if six imaging sections are generated, then each of the six imaging sections may represent a 60 degree angle or the subject. As illustrated in FIG. 9, the operator may select a plurality of image sections, e.g., in this illustration image sections 4 and 5 are selected. In an embodiment of the invention, if the viewing angle does not correspond to the selected image sections, the three-dimensional image exposure may be rotated to a viewing angle corresponding to the selected image sections, as described previously.

Once the imaging section or the plurality of imaging sections are selected, the alignment module may align the imaging set, i.e., image source **14** and image receptor **16,** to provide the at least one two-dimensional image exposure or the selected image sections. Thus, the imaging set may be moved via commands from the alignment module, which may be located within the computing device **24,** indicating a start position that the imaging set should be placed in order to provide the at least one two-dimensional image exposure for the imaging section or sections selected. In one embodiment, the alignment module may receive the reference locations for each of the digital two-dimensional image exposures which were utilized to create the base three-dimensional image exposures. When the operator selects the image section or image sections Lo be updated, the alignment module may identify the associated reference location or reference locations corresponding to the selected image section(s), and output this information. For example, utilizing FIG. 9, the operator may select imaging sections 4 and 5. This corresponds to, assuming a reference point of looking outward from the subject, the left front view of the subject and the left side view or the subject. Jn order lo provide the at least one two-dimensional image exposure of the selected imaging sections, the imaging set may need to be ganged or moved to locations **2** and **3** of FIG. **5**, which are the locations where the image source **14** transmits rays through the left front view of the subject. Because multiple imaging sections may be selected, the alignment module may provide instructions to move or step the imaging set to the appropriate reference location or reference locations to provide the required imaging. Illustratively, the alignment module may provide the reference locations for the selected image sections to the imaging set in the imaging gantry **10.** In the example illustrated in FIG. **5**, the reference locations corresponding lo the selected imaging sections are locations **2** and **3.** The imaging set may only move in the area to provide the at least one updated two-dimensional image exposures for the selected image sections, which in some embodiments may be all the image sections. The image set, i.e., image source **14** and image receptor **16,** may move to all the reference locations necessary lo capture images for the selected image sections.

Once the imaging set is moved to capture the at least one two dimensional image exposure of the selected imaging sections, the image module, within the computing device **24,** may start to receive the at least one updated two-dimensional image exposure for the selected image sections from the imaging set along with the at least one associated updated reference location for the at least one updated two-dimensional image exposures. Because the selected image sections may generally be smaller than a 360 view of the subject, the at least one updated two-dimensional image exposure may be provided to the image module of the computing device **24** at a faster rate. In one embodiment of the present invention, the image module may receive the at least one updated two-dimensional image exposure and may digitize, at the digitizer **20,** the at least one updated two-dimensional image exposure to create at least one digital updated two-dimensional image exposure. The at least one updated digital two-dimensional image exposures may be transferred to an update module. The update module may receive the at least one updated digital two-dimensional image exposure along with the at least one associated updated reference and overlay, interpolate, or paste the at least one updated digital two-dimensional image exposure on the base three-dimensional image exposure to create an updated three-dimensional image exposure. In this embodiment of the invention, only the selected imaging sections of the base three-dimensional image exposure area may be updated by the received plurality of digital two-dimensional image exposures. Illustratively, utilizing FIG. **9,** only image sections **4** and **5** may receive updated imaging information, i.e., the at least one updated digital two-dimensional image exposure, while the other imaging sections of the base three-dimensional image exposure may utilize the original plurality of digital two-dimensional image exposures and not receive any updated digital two-dimensional image exposures. In one embodiment, all of the at least one updated digital two-dimensional image exposures may be collected for all the selected imaging sections before the updated three-dimensional image exposure may be displayed on the display device **28.** In an alternative embodiment, each digital updated two-dimensional image exposure which updates the base three-dimensional image exposure may be displayed immediately on the display device **28** once the image update module overlays, pastes, or interpolates it on the base three-dimensional image exposure. After the at least one digital updated two-dimensional image exposure is overlaid, interpolated, or pasted onto the base three-dimensional image exposure, an updated three-dimensional image exposure is created.

FIG. **10** illustrates a flowchart of the creation of a base three-dimensional image exposure according to an embodiment of the invention. A location determination module may receive ***60a*** plurality or distance readings and a plurality of reference readings from at least one subject sensor **12** located in an imaging gantry **10.** The location determination module may calculate **62** a subject location and a subject volume, relative to at least one image source **14** and at least one image receptor **16,** from the plurality of distance readings and the plurality of reference readings and output a subject location and a subject volume. A map module may receive **64** the subject location and the subject volume. The map module may create **66** a base three-dimensional map from the subject location and the subject volume. The image module may create **68** a plurality or digital two-dimensional image exposures with a plurality of associated reference locations by rotating at least one image source **14** and at least one image receptor **16** around the inner circumference of the imaging gantry **10** to create the plurality of two-dimensional image exposures and the plurality of associated reference locations and then digitizing the plurality of two-dimensional image exposures to create the plurality of digital two-dimensional image exposures. The image creation module may receive **70** the plurality or digital two-dimensional

image exposures and the plurality of associated reference locations from the image module. The image creation module may create 72 a base three-dimensional image exposure by overlaying, interpolating, or pasting the plurality of digital two-dimensional image exposures on the base three-dimensional map of the subject, received from the map module, and by utilizing the associated reference information to determine where on the base three-dimensional map each of the plurality of digital two-dimensional image exposures are placed.

FIG. **11** illustrates a flowchart of the creation of an updated three-dimensional image exposure according to an embodiment of the present invention. The image selection module may select **80** at least one image section from a three-dimensional image exposure to continuously update or to update in real time. The alignment module **82** may receive the at least one image section, from the image selection module, and utilize the at least one image section to generate instructions identifying at least one update location to be scanned. The imaging gantry **10** may receive **84** the instructions identifying the at least one update location to be scanned, and moves the at least one image source **14** and the at least one image receptor **16** to a start position in the imaging gantry that enables the at least one image source **14** and the at least one image receptor **16** to scan the at least one update location. The image module may create **86** at least one two-dimensional image exposure and at least one associated reference location for the at least one image section, by moving the at least one image source **14** and the at least one image receptor **16** around an inner circumference of the imaging gantry **10** to capture the at least one image section along with the at least one associated reference location. The image module may digitize **88** the at least one two-dimensional image exposure and receive the at least one associated reference location to create and output at least one digital two-dimensional image exposure and the at least one associated reference location. The image update module **90** may create an updated three-dimensional image exposure by receiving the at least one digital two-dimensional image exposure and the at least one associated reference location, and overlaying, interpolating, or pasting the at least one digital two-dimensional image exposure on a base three-dimensional image exposure utilizing the at least one associated reference location to indicate where on the base three-dimensional image exposure the at least one digital two-dimensional image exposure is placed.

FIG. **12** illustrates a plurality of applications utilizing the three-dimensional imaging system according to an embodiment of the present invention. A location determination module receives **120** a plurality of distance readings and a plurality of reference readings from at least one subject sensor located in an imaging gantry for a subject. The location determination module calculates **122** a subject location and a subject volume from the plurality of distance readings and the plurality of reference readings, and outputs a subject location and a subject volume. A map module receives **124** the subject location and subject volume. The map module creates **126** a base three-dimensional map from the subject location and the subject volume by utilizing a predetermined imaging algorithm. The subject being imaged **128** is a product and the product is scanned to determine structural integrity. The subject being imaged **130** is a person and is being imaged to insert the three-dimensional image of the person into a digital file to be utilized for reproduction. The subject being image is a person **132** and is being imaged to gather biometric information. The subject

being imaged **134** is a person and is being image to detect if certain objects are attached to the individual or located within the individual.

FIG. **13** illustrates an updating of a three-dimensional image when the base three-dimensional image is created using a pre-existing algorithm according to an embodiment of the invention. A three-dimensional map based on a pre-existing algorithm describing the subject is created **136.** A plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations are created **138** by rotating at least one image source and at least one imaging receptor around the subject. The plurality of two-dimensional image exposures are digitized **140** to create a plurality of digital two-dimensional image exposures. The plurality of digital two-dimensional image exposures and the plurality of associated reference locations are output **142.** The plurality of two-dimensional image exposures and the plurality of associated reference locations are received and the plurality of two-dimensional image exposures are placed **144** onto the base three-dimensional map to create a base three-dimensional image exposure. The base three-dimensional image exposure is displayed **146** on a display device, based on the plurality of associated reference locations.

In an embodiment of the invention, the plurality of two-dimensional image exposures are stored. In an embodiment of the invention, the plurality of digital two-dimensional image exposures are stored. The plurality of two-dimensional image exposures or the digital two-dimensional image exposures may be displayed on the display device. In an embodiment of the invention, a selected group of the stored digital two-dimensional image exposures or the two-dimensional image exposures may be displayed on the display device. In an embodiment of the invention, the two-dimensional image exposures or the plurality of digital two-dimensional image exposures may be displayed with the base three-dimensional image exposure. In an embodiment of the present invention, a portion of the plurality of digital or non-digital two-dimensional image exposures may be displayed with a portion of the base three-dimensional image exposure. In an embodiment of the invention, the portion of the base three-dimensional image exposures may be displayed on a display device.

FIG. **14** illustrates an updating of a three-dimensional image where the image is a CT, MR, or Ultrasound image according to an embodiment of the present invention. A three-dimensional map based on a pre-existing algorithm describing the subject is created **150.** A plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations are created **152** utilizing at least one image source and at least one imaging receptor around the subject. The plurality of images may be CT images, MR images, or ultrasound images. The plurality of two-dimensional image exposures are digitized **154** to create a plurality of digital two-dimensional image exposures. The plurality of digital two-dimensional image exposures and the plurality of associated reference locations are output **156.** The plurality of two-dimensional image exposures and the plurality of associated reference locations are received and the plurality of two-dimensional image exposures are placed onto the base three-dimensional map to create **158** a base three-dimensional image exposure, based on the plurality of associated reference locations. The base three-dimensional image exposure is displayed **160** on a display device.

FIG. **15** illustrates a creation of a three-dimensional image utilizing multiple collimation schemes according to an embodiment of the present invention. A three-dimensional map based on a pre-existing algorithm describing the subject

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is created **170**. A plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations are created **172** by rotating at least one image source and at least one imaging receptor around the subject. The plurality of two-dimensional image exposures are generated utilizing multiple collimation schemes. The plurality of two-dimensional image exposures are digitized to create **174** a plurality of digital two-dimensional image exposures. The plurality of digital two-dimensional image exposures and the plurality of associated reference locations are output **176**. The plurality of two-dimensional image exposures and the plurality of associated reference locations are received and the plurality of two-dimensional image exposures are placed **178** onto the base three-dimensional map to create a base three-dimensional image exposure, based on the plurality of associated reference locations. The base three-dimensional image exposure is displayed **180** on a display device.

While the description above refers to particular embodiments of the present invention, it should be readily apparent to people of ordinary skill in the art that a number of modifications may be made without departing from the spirit thereof. The accompanying claims are intended to cover such modifications as would fall within the true spirit and scope of the invention. The presently disclosed embodiments are, therefore, to be considered in all respects as illustrative and not restrictive, the scope of the invention being indicated by the appended claims rather than the foregoing description. All changes that come within the meaning of and range of equivalency of the claims are intended to be embraced therein.

What is claimed is:

1. A method of creating a base-three dimensional image, comprising:

receiving, at a location determination module, a plurality of distance readings and a plurality of reference readings for a subject from at least one subject sensor located in an imaging gantry, the at least one subject sensor located within the imaging gantry to provide the plurality of distance readings and the plurality of reference readings;

calculating a subject location and a subject volume, relative to at least one image source and at least one image receptor, from the plurality of distance readings and the plurality of reference readings, and output the subject location and the subject volume;

receiving, at a map module, the subject location and the subject volume; and

creating, at the map module, a base three-dimensional map from the subject location and the subject volume by utilizing a pre-determined imaging algorithm.

2. The method of claim **1**, wherein the subject to be scanned is a product, and the imaging gantry is imaging the product to determine structural integrity of the product.

3. The method of claim **1**, wherein the subject to be scanned is an individual and the imaging gantry is imaging the person to insert an image of the person into a digital file to be utilized as a reproduction of the person.

4. The method of claim **1**, wherein the subject to be scanned is an individual and the imaging gantry is imaging the individual to detect if certain objects are attached to the individual or located within the individual.

5. The method of claim **1**, wherein the subject to be scanned is an individual and the imaging gantry is imaging the individual Lo gather biometric information which is utilized to identify the individual.

6. The method of claim **1**, wherein the map module includes pre-existing subject location and subject volume information which is used in combination with the subject location and the subject volume to create the base three-dimensional map.

7. **A** method of creating an updating three-dimensional image exposure of a subject in an imaging gantry, comprising:

creating a base three-dimensional map based on a preexisting algorithm describing the subject;

creating a plurality of two-dimensional image exposures or the subject and a plurality of associated reference locations by rotating at least one image source and at least one image receptor around the subject; and

digitizing the plurality of two-dimensional image exposures to create a plurality of digital two-dimensional image exposures;

outputting the plurality of digital two-dimensional image exposures and the plurality of associated reference locations;

receiving the plurality of two-dimensional image exposures and the plurality of associated reference locations and placing Lhe plurality of two-dimensional image exposures onto the base three-dimensional map to create a base three-dimensional image exposure, the placing of the plurality of two-dimensional image exposures determined by the plurality of associated reference locations; and

displaying the base three-dimensional image exposure on a display device.

8. The method of claim **7**, further including utilizing stored pre-existing geometrical calculations regarding the subject to assist in creating the base three-dimensional map.

9. The method of claim **7**, Further including utilizing stored pre-existing mathematical functions regarding the subject to assist in creating the base three-dimensional map.

10. The method of claim 7, wherein an inner circumference of the imaging gantry is rotated about the subject to rotate the at least one image source and the at least one image receptor around the subject.

11. The method of claim 7, wherein the imaging gantry is rotated about the subject Lo rotate the at least one image source and the al least one image receptor around the subject.

12. The method of claim 7, wherein a number of image receptors is larger than a number of image sources.

13. The method of claim 7, wherein a number of images sources is larger than a number of image receptors.

14. The method of claim **7**, wherein the at least one image receptor and the at least one image source move synchronously with respect to each other.

15. The method of claim 7, wherein the at least one image receptor and the at least one image source move asynchronously with respect to each other.

16. The method of claim 7, wherein the at least one image receptor and the at least one image source arc offset with respect to each other and not directly opposite to each other.

17. The method of claim 7, further including storing the plurality of two-dimensional image exposures.

18. The method of claim **17**, further including displaying of the stored plurality of two-dimensional image exposures.

19. The method of claim **17**, further including displaying a selected group of the stored plurality of two-dimensional image exposures.

20. The method or claim **19**, rurther including displaying a portion of the three-dimensional image exposure in addition to the selected group uf the stored plurality of two-dimensional image exposures.

21. The method of claim 7, further including displaying only a portion of the three-dimensional image exposure.

22. **A** method of creating an updating three-dimensional image exposure of a subject in an imaging gantry, compiising:

creating a base three-dimensional map based on a preexisting algolilhm desciibing the subject;

creating a plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations utilizing al least one image source and at least one image receptor; and

digitizing the plurality of two-dimensional image exposures to create a plurality of digital two-dimensional image exposures;

outputting the plurality of digital two-dimensional image exposures and the plurality of associated reference locations;

receiving the plurality of two-dimensional image exposures and the plurality of associated reference locations and placing the plurality of two-dimensional image exposures onto the base three-dimensional map to create a base three-dimensional image exposure, the placing of the plurality of two-dimensional image exposures determined by the plurality of associated ref'crence locations; and

displaying the base three-dimensional image exposure on a display device.

23. The method of claim **22**, wherein a fulcrom is utilized to generate a plurality of computerized tomography (CT) images and the plurality of CT images arc utilized as the plurality of two dimensional image exposures.

24. The method of claim **22**, wherein a fulcrom is utilized to generate a plurality of magnetic reasonance **(MR)** images and the plurality of **MR** images are utilized as the plurality of two dimensional image exposures.

25. The method of claim **22**, wherein the al least one image source and the al least one image sensor are ultrasound image sensors and the plurality of two-dimensional image exposures are a plurality of ultrasound two-dimensional image exposures.

26. A method of creating an updating three-dimensional image exposure of a subject in an imaging gantry, comprising:

creating a base three-dimensional map based on a preexisting algorithm describing the subject;

creating a plurality of two-dimensional image exposures of the subject and a plurality of associated reference locations by rotating at least one image source and at least one image receptor around the subject; and

digitizing the plurality or two-dimensional image exposures to create a plurality of digital two-dimensional image exposures;

outputting the plurality of digital two-dimensional image exposures and the plurality of associated reference locations;

receiving the plurality of tw9-dimensional image exposures and the plurality or associated reference locations and placing the plurality of two-dimensional image exposures onto the base three-dimensional map to create a base three-dimensional image exposure, the placing of the plurality of two-dimensional image exposures determined by the plurality of associated reference locations; and

displaying the base three-dimensional image exposure on a display device, wherein multiple collimation schemes are utilized to create the plurality or two-dimensional image exposures.

27. The method of claim **26**, wherein the multiple collimation schemes are selected from a group of cone beam, fan beam, and focused beam.

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